UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
________________________

FORM 8-K
______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2025

FORWARD AIR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware				62-1120025
(State or other jurisdiction of incorporation)				(I.R.S. Employer Identification No.)
1915 Snapps Ferry Road	Building N	Greeneville	TN	37745
(Address of principal executive offices)				(Zip Code)

000-22490
(Commission File Number)
Registrant’s telephone number, including area code: (423) 636-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FWRD	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on June 11, 2025, Forward Air Corporation (the “Company”) appointed Jerome Lorrain as Executive Chairman of the Board of Directors of the Company (the “Board”). In connection with Mr. Lorrain’s appointment, on July 11, 2025, the Company and Mr. Lorrain executed an offer letter (the “Offer Letter”), which sets forth the principal terms and conditions of his employment as the Executive Chairman of the Board. Pursuant to the Offer Letter, Mr. Lorrain is entitled to receive (i) an initial annualized base salary of $450,000; (ii) a one-time equity award with an aggregate grant date value of $500,000, consisting of (1) approximately 60% in the form of performance share units that are eligible to be earned and vested at the end of the three-year performance period and (2) approximately 40% in the form of time-based restricted stock, which will vest in equal annual installments over a three-year period; and (iii) a special grant of 25,000 shares of performance-based restricted stock, which will become fully vested upon the achievement of certain goals relating to the Company’s ongoing strategic review, subject to Mr. Lorrain’s continuous service through the date of such achievement. As Executive Chairman of the Board, Mr. Lorrain is not eligible to receive a 2025 annual cash bonus.

Beginning in 2026, pursuant to the Offer Letter, Mr. Lorrain will be eligible to receive a long-term incentive award, which will have an aggregate target grant value of at least $750,000, consisting of approximately 60% in the form of performance share units and approximately 40% in the form of time-based restricted stock, each subject to Mr. Lorrain’s continuous employment through each applicable vesting date.

The foregoing summary of the Offer Letter does not purport to be complete and is qualified in its entirety by the full text of the Offer Letter, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Document

10.1†	Offer Letter, dated July 11, 2025, between Forward Air Corporation and Jerome Lorrain.

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document)
† Certain portions of this exhibit, indicated by brackets and asterisks, have been omitted because they (i) are not material and (ii) are the type that the Company treats as private or confidential.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORWARD AIR CORPORATION

Date: July 14, 2025	By:	/s/ Shawn Stewart
	Name: Title:	Shawn Stewart Chief Executive Officer